SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2006

                                 TIX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-24592                  95-4417467
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


12001 Ventura Place, Suite 340, Studio City, California              91604
       (Address of principal executive offices)                    (Zip code)

  Registrant's telephone number, including area code:            (818) 761-1002


          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

      On February 27, 2006, Tix Corporation, a Delaware corporation (the "Registrant") entered into a settlement agreement (the "Agreement") with Advantage Capital Development Corp. ("ACDC", and together with the Registrant, the "Parties") whereby the Agreement shall serve to (a) modify the Securities Purchase Agreement, Security Agreement, Warrant, Secured Debenture 001, Secured Debenture 002, Escrow Agreement and Investor Registration Rights Agreement, each executed on November 4, 2004 by and between the Parties, and the Amendments dated December 2004, January 2005 and February 2005 by and between the Parties and (b) satisfy the outstanding amount due in liquidated damages equal to Thirty Thousand Dollars ($30,000) pursuant to the Registrant's late filing and effectiveness of its Registration Statement as set forth in the Investor Registration Rights Agreement.

      In  accordance  with the  Agreement,  Registrant  shall also (i) honor the
Twenty Five Thousand Dollar ($25,000) conversion notice (the "Notice") previously submitted by ACDC to the Registrant, (ii) issue such conversion shares set forth in the Notice to ACDC and (iii) reduce the balance on the secured debentures (collectively, the "Note") accordingly. Registrant has also agreed to pay interest on the Note's outstanding balance monthly and to redeem one third (1/3) of the loan balance plus the redemption premium on April 1, 2006, one third (1/3) of the loan balance plus the redemption premium on June 1, 2006 and the remaining one third (1/3) of the loan balance plus the redemption premium on August 1, 2006.

Item 9.01 Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Exhibit No. Description:


Exhibit         Description                                    Location

Exhibit 10.1    Settlement Agreement, dated February 22,       Provided herewith
                2006, by and between Tix Corporation and Advantage Capital Development Corp.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 2, 2006                  TIX CORPORATION


                                        By: /s/ Mitchell J. Francis
                                           ------------------------------------
                                           Name:  Mitchell J. Francis
                                           Title:   Chief Executive Officer